Rule 497(d)


                                    FT 7512

              Nasdaq(R) Factor Dogs Opportunity Portfolio, Series 4

                          Supplement to the Prospectus

        Notwithstanding anything to the contrary in the Prospectus, the deferred sales charge will be deducted in three equal monthly installments of $.045 per Unit beginning on November 20, 2018 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through January 18, 2019.

August 10, 2018